EXHIBIT 99.2

                       [KILROY REALTY CORPORATION LOGO]


Contact:                                        FOR RELEASE:
Richard E. Moran Jr.                            January 31, 2001
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531


                     KILROY REALTY CORPORATION REPORTS 9.2%
                    INCREASE IN FOURTH QUARTER FFO PER SHARE

   LOS ANGELES, January 31, 2001 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its fourth quarter ended December 31, 2000, with funds from operations (FFO) of $21.6 million, or $0.71 per share, up 9.2% on a per-share basis from $20.9 million, or $0.65 per share, in the fourth quarter of 1999. Net income in the fourth quarter rose to $8.8 million, or $0.33 per share, compared to $8.3 million, or $0.30 per share, in the year-earlier quarter. Revenues totaled $50.8 million, up from $42.6 million a year ago.

   For the year, the company reported FFO of $83.5 million, or $2.73 per share, up 9.2% on a per-share basis from $80.6 million, or $2.50 per share in 1999. Net income in the twelve-month period increased to $46.8 million, or $1.75 per share, up from $39.9 million, or $1.44 per share, in the year-earlier period. Revenues totaled $187.1 million, up from $159.7 million in 1999. All per-share amounts are presented on a diluted basis.

   "California delivered one of the strongest economic performances in the state's modern history last year, and we took full advantage of the commercial real estate opportunities this created," said John B. Kilroy, Jr., Kilroy Realty's president and chief executive officer. "We significantly enhanced the overall quality of our portfolio with new development, while selling older, mature properties into a strong market. And we achieved this while maintaining an average occupancy rate of 97%."

   KRC completed and stabilized $203 million of new development in 2000, adding an aggregate 1.0 million square feet of space to its portfolio. At year-end, the portfolio was 97% occupied. The company also disposed of $114 million of non-strategic real estate assets totaling 957,000 square feet last year, using the proceeds to help fund its development program.

   Through year-end, the company had committed to build or initiated construction on an additional 964,000 square feet of space, representing a total estimated investment of $232 million. This committed pipeline includes individual properties scheduled for stabilization at various dates through 2003. The properties are located in select coastal submarkets of Southern California, including San Diego County, El Segundo, West Los Angeles, and the city of Calabasas along the northwestern Los Angeles Interstate 101 Corridor.

   The company also reported that eToys, a tenant at the company's Westside Media Center in West Los Angeles, has defaulted on its space lease and related obligations to Kilroy Realty. Under the terms of the lease and related obligations, the company has fully drawn on two letters of credit totaling $15 million that support the lease and other obligations.

   Kilroy Realty will conduct a conference call to discuss its 2000 fourth quarter results on Thurdsay, February 1, 2001 at 11:00 am PST. A live webcast of the call will be available through the Investors Relations section of the
company's website at www.kilroyrealty.com under Conference Calls.   Replay
                     --------------------
information is also available on the website. Additionally, a copy of the company's Fourth Quarter 2000 Supplemental Financial Report will be available in the Investor Relations section of the company's website under Financial Reports.

   Some of the information presented in this release is forward-looking in nature within the meaning of the federal securities law. Although the information is based on the company's current best judgment, actual results, including the timing and total investment of the company's development projects, could vary from expectations stated here. Numerous factors will affect KRC's actual results, some of which are beyond the company's control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, capital market conditions and risks detailed from time to time in the company's SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

   Kilroy Realty Corporation is a southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets in the coastal regions of California and Washington. Principal submarkets for KRC's current development projects include Calabasas,

West Los Angeles, El Segundo and coastal San Diego, where the company's total development pipeline exceeds $480 million. At December 31, 2000, the company owned 6.6 million square feet of commercial office space and 5.8 million square feet of industrial space. More information on Kilroy Realty can be found at www.kilroyrealty.com.
--------------------

                                     ######

                                KILROY REALTY CORPORATION
                                SUMMARY QUARTERLY RESULTS
                                -------------------------
                     (unaudited, in thousands, except per share data)


                                                                  Three Months   Three Months      Year          Year
                                                                      Ended          Ended         Ended         Ended
                                                                  December 31,   December 31,   December 31,  December 31,
                                                                      2000          1999           2000           1999
                                                                  ------------   ------------   ------------  ------------
Revenues                                                             $ 50,769      $ 42,647       $187,113       $159,700

Net income available to common stockholders (1)                      $  8,786      $  8,278       $ 46,846       $ 39,895

Weighted average common shares outstanding - basic                     26,456        27,884         26,599         27,701
Weighted average common shares outstanding - diluted                   26,747        27,884         26,755         27,727

Net income per share of common stock - basic                         $   0.33      $   0.30       $   1.76       $   1.44
Net income per share of common stock - diluted                       $   0.33      $   0.30       $   1.75       $   1.44

Funds From Operations                                                $ 21,572      $ 20,945       $ 83,471       $ 80,631

Weighted average common shares/units outstanding - basic (2)           30,205        32,284         30,394         32,201
Weighted average common shares/units outstanding - diluted (2)         30,495        32,284         30,550         32,227

Funds From Operations per common share/unit - basic (2)              $   0.71      $   0.65       $   2.75       $   2.50
Funds From Operations per common share/unit - diluted (2)            $   0.71      $   0.65       $   2.73       $   2.50

Common shares outstanding at end of period                                                          26,475         27,808
Common partnership units outstanding at end of period                                                3,749          4,229
                                                                                                  --------       --------
     Total common shares and units outstanding at end of period                                     30,224         32,037

                                                                                                December 31,  December 31,
                                                                                                   2000           1999
                                                                                                ------------  ------------
Occupancy rates:
     California                                                                                      96.7%          96.4%
     Washington                                                                                     100.0%          99.6%
     Arizona                                                                                        100.0%         100.0%
     Nevada                                                                                         100.0%         100.0%
                                                                                               ----------    -----------
      Weighted average total                                                                         97.0%          96.7%

Total square feet of stabilized properties owned at end of period:
     Office                                                                                         6,624          6,148
     Industrial                                                                                     5,808          6,477
                                                                                               ----------    -----------
      Total                                                                                        12,432         12,625


(1) Net income after minority interests.

(2) Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

             KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
             -----------------------------------------------------
                           (unaudited, in thousands)

                                                                        December 31,                   December 31,
                                                                           2000                           1999
                                                                      ----------------                ---------------

ASSETS
------
INVESTMENT IN REAL ESTATE:
 Land and improvements                                                $    266,444                    $   274,463
 Buildings and improvements                                              1,054,995                        946,130
 Undeveloped land and construction in progress, net                        162,633                        189,645
 Investment in unconsolidated real estate                                   12,405
                                                                      ------------                    -----------
   Total investment in real estate                                       1,496,477                      1,410,238
 Accumulated depreciation and amortization                                (205,332)                      (174,427)
                                                                      ------------                    -----------
   Investment in real estate, net                                        1,291,145                      1,235,811

Cash and cash equivalents                                                   17,600                         26,116
Restricted cash                                                             35,014                          6,636
Tenant receivables, net                                                     32,521                         22,078
Note receivable from related party                                          33,274
Deferred financing and leasing costs, net                                   39,674                         27,840
Prepaid expenses and other assets                                            7,941                          2,020
                                                                      ------------                    -----------

   TOTAL ASSETS                                                       $  1,457,169                    $ 1,320,501
                                                                      ============                    ===========

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
LIABILITIES:
 Secured debt                                                         $    432,688                    $   325,516
 Unsecured line of credit                                                  191,000                        228,000
 Unsecured term facility                                                   100,000
 Accounts payable and accrued expenses                                      33,911                         26,260
 Accrued distributions                                                      13,601                         13,456
 Rents received in advance and tenant security deposits                     17,810                         20,287
                                                                      ------------                    -----------
   Total liabilities                                                       789,010                        613,519
                                                                      ------------                    -----------

MINORITY INTERESTS:
 8.075% Series A Cumulative Redeemable
   Preferred unitholders                                                    73,716                         73,716
 9.375% Series C Cumulative Redeemable
   Preferred unitholders                                                    34,464                         34,464
 9.250% Series D Cumulative Redeemable
   Preferred unitholders                                                    44,321                         44,022
 Common unitholders of the Operating Partnership                            62,485                         71,920
 Minority interest in Development LLCs                                      11,748                          9,931
                                                                      ------------                    -----------
   Total minority interests                                                226,734                        234,053
                                                                      ------------                    -----------


STOCKHOLDERS' EQUITY:
 Common stock                                                                  265                            278
 Additional paid-in capital                                                460,390                        491,204
 Distributions in excess of earnings                                       (19,230)                       (18,553)
                                                                      ------------                    -----------
   Total stockholders' equity                                              441,425                        472,929
                                                                      ------------                    -----------

   TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  1,457,169                    $ 1,320,501
                                                                      ============                    ===========

        KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
        ---------------------------------------------------------------
               (unaudited, in thousands, except per share data)

                                                           Three Months       Three Months           Year               Year
                                                               Ended              Ended              Ended              Ended
                                                         December 31, 2000  December 31, 1999  December 31, 2000  December 31, 1999
                                                         -----------------  -----------------  -----------------  -----------------
REVENUES:
 Rental income                                           $          43,609  $          38,241  $         161,236  $         140,182
 Tenant reimbursements                                               5,405              3,786             19,441             16,316
 Interest income                                                     1,594                315              4,602              1,175
 Other income                                                          161                305              1,834              2,027
                                                         -----------------  -----------------  -----------------  -----------------
     Total revenues                                                 50,769             42,647            187,113            159,700
                                                         -----------------  -----------------  -----------------  -----------------

EXPENSES:
 Property expenses                                                   5,598              5,152             23,347             20,669
 Real estate taxes                                                   4,632              3,400             14,591             12,369
 General and administrative expenses                                 3,037              2,310             11,114              9,091
 Ground leases                                                         432                395              1,643              1,397
 Interest expense                                                   11,309              7,889             39,109             26,309
 Depreciation and amortization                                      12,216             11,217             41,125             33,794
                                                         -----------------  -----------------  -----------------  -----------------
     Total expenses                                                 37,224             30,363            130,929            103,629
                                                         -----------------  -----------------  -----------------  -----------------

Income from operations before net (losses) gains on
 dispositions of operating properties,
 equity in (loss) income of unconsolidated
 subsidiary and minority interests                                  13,545             12,284             56,184             56,071
Net (losses) gains on dispositions of
 operating properties                                                                     (29)            11,256                 46
Equity in (loss) income of unconsolidated subsidiary                    (1)                39                 10                 17
                                                         -----------------  -----------------  -----------------  -----------------
Income before minority interests                                    13,544             12,294             67,450             56,134
                                                         -----------------  -----------------  -----------------  -----------------

Minority interests:
 Distributions on Cumulative Redeemable
  Preferred units                                                   (3,375)            (2,557)           (13,500)            (9,560)
 Minority interest in earnings of Operating Partnership             (1,241)            (1,294)            (6,683)            (6,480)
 Minority interest in earnings of Development LLCs                    (142)              (165)              (421)              (199)
                                                         -----------------  -----------------  -----------------  -----------------
     Total minority interests                                       (4,758             (4,016)           (20,604)           (16,239)
                                                         -----------------  -----------------  -----------------  -----------------

Net income                                               $           8,786  $           8,278  $          46,846  $          39,895
                                                         =================  =================  =================  =================

Weighted average shares outstanding - basic                         26,456             27,884             26,599             27,701
Weighted average shares outstanding - diluted                       26,747             27,884             26,755             27,727

Income per common share - basic                          $            0.33  $            0.30  $            1.76  $            1.44
                                                         =================  =================  =================  =================
Income per common share - diluted                        $            0.33  $            0.30  $            1.75  $            1.44
                                                         =================  =================  =================  =================

                           KILROY REALTY CORPORATION
                            FUNDS FROM OPERATIONS
                            ---------------------
               (unaudited, in thousands, except per share data)

                                                              Three Months      Three Months          Year              Year
                                                                  Ended             Ended             Ended             Ended
                                                            December 31, 2000 December 31, 1999 December 31, 2000 December 31, 1999
                                                            ----------------- ----------------- ----------------- -----------------
Net income                                                  $           8,786 $           8,278 $          46,846 $          39,895

 Adjustments:
  Minority interest in earnings of Operating
   Partnership                                                          1,241             1,294             6,683             6,480
  Depreciation and amortization                                        11,037            11,217            39,946            33,794
  Net losses (gains) on dispositions of operating
   properties                                                              29           (11,256)              (46)
  Non-cash amortization of restricted stock grants                        508               127             1,252               508
                                                            ----------------- ----------------- ----------------- -----------------
Funds From Operations                                       $          21,572 $          20,945 $          83,471 $          80,631
                                                            ================= ================= ================= =================
Weighted average common shares/units outstanding - basic               30,205            32,284            30,394            32,201
Weighted average common shares/units outstanding - diluted             30,495            32,284            30,550            32,227

Funds From Operations per common share/unit - basic         $            0.71 $            0.65 $            2.75 $            2.50
                                                            ================= ================= ================= =================
Funds From Operations per common share/unit - diluted       $            0.71 $            0.65 $            2.73 $            2.50
                                                            ================= ================= ================= =================


                           KILROY REALTY CORPORATION
                       FUNDS AVAILABLE FOR DISTRIBUTION
                       --------------------------------
               (unaudited, in thousands, except per share data)

                                                           Three Months       Three Months           Year               Year
                                                               Ended              Ended              Ended              Ended
                                                         December 31, 2000  December 31, 1999  December 31, 2000  December 31, 1999
                                                         -----------------  -----------------  -----------------  -----------------
Funds From Operations                                    $          21,572  $          20,945  $          83,471  $          80,631

   Adjustments:
       Amortization of deferred financing costs                        369                645              1,488              1,465
       Tenant improvements, leasing commissions
        and recurring capital expenditures                          (3,237)            (2,322)            (8,430)            (5,596)
       Net effect of straight-line rents                            (2,000)            (2,300)            (7,668)            (6,866)
                                                         -----------------  -----------------  -----------------  -----------------
Funds Available for Distribution                         $          16,704  $          16,968  $          68,861  $          69,634
                                                         =================  =================  =================  =================

Funds Available for Distribution per common
        share/unit - basic                               $            0.55  $            0.53  $            2.27  $            2.16
                                                         =================  =================  =================  =================
Funds Available for Distribution per common
        share/unit - diluted                             $            0.55  $            0.53  $            2.25  $            2.16
                                                         =================  =================  =================  =================